Annual Fund Operating Expenses - iShares iBonds Dec 2026 Term Treasury ETF - iShares iBonds Dec 2026 Term Treasury ETF	Mar. 01, 2021
Operating Expenses:
Management Fees (as a percentage of Assets)	0.07%
Distribution and Service (12b-1) Fees	none
Other Expenses (as a percentage of Assets):	none
Acquired Fund Fees and Expenses	none	[1],[2]
Expenses (as a percentage of Assets)	0.07%
Fee Waiver or Reimbursement	none	[1],[2]
Net Expenses (as a percentage of Assets)	0.07%

[1]	BFA has contractually agreed to waive a portion of its management fees in an amount equal to the Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates through the termination date of the Fund, on or about December 15, 2026. The contractual waiver may be terminated prior to the Fund's termination only upon the written agreement of the Trust and BFA.
[2]	The amount rounded to 0.00%.